Income Opportunity Realty Investors, Inc. 10-Q

Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Income Opportunity Realty Investors, Inc., a Nevada corporation (the “Company”) hereby certifies that:

(i)	The Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2022 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii)	The information contained in the Company’s Quarterly Report on Form 10-Q for the three months ended September 30, 2022 fairly presents in all material respects, the financial condition and results of operations of the Company, at and for the period indicated.

Dated: November 10, 2022	By:	/s/ BRADLEY J. MUTH
Bradley J. Muth
President and Chief Executive Officer

/s/ ERIK L. JOHNSON
Erik L. Johnson
Executive Vice President and Chief Financial Officer